Beyond Antibiotics

Ron Najafi, Ph.D.

Chief Executive Officer

Thomas J. Paulson

Chief Financial Officer

UCBE Analyst & Investor Event

September 17, 2013

NovaBay PHARMA

NYSE-MKT: NBY

Megatrend - Antibiotic Resistance Crisis

Pre-Antibiotic Era

- Pre-1930s
- Minor injury = Death
- Life Expectancy (LE) ~55



Antibiotic Era

- 1930 – 2010
- Penicillin
- 150 Antibiotics
- Wonder Drugs
- Save Millions of Lives
- LE ~80



Alexander Fleming
Bread Mold
Observation

Post-Antibiotic Era

- Confirmed by WHO
- Widespread Resistance
- "Super Bugs"/ MRSA
- Flesh Eating
- Will this effect LE?



Bacteria containing
NDM-1 enzyme

Megatrend

Two Distinct Anti-Infective Product Groups

NovaBay® PHARMA

Aganocides®
Lead: Auriclosene
(NVC-422)

Dermatology
Impetigo
WW: ~$400M
GALDERMA
Committed to the future of dermatology

Ophthalmology
Pink Eye
WW: ~$700M

Urology
UCBE
US: ~$100M

NeutroPhase®
Chronic Non-Healing Wounds



~6 Million U.S. Patients

Pipeline Continues to Advance

Results From Three Advanced Clinical Trials Expected in the Next 3 to 9 Months

	Therapeutic Area	Delivery	Scope (Patients)	2013 Q1	2013 Q2	2013 Q3	2013 Q4	2014 Q1
Aganocides® (auriclosene)	Urology (UCBE)	Irrigation Solution	US (38)	Phase 2, Part 2	Phase 2, Part 2	Data		
	Dermatology (Impetigo) GALDERMA	Topical Gel	Global (300+)	Enrolling Global Phase 2b*	Enrolling Global Phase 2b*	Enrolling Global Phase 2b*	Data	
	Ophthalmology (Viral Conjunctivitis)	Eye drops	Global (500+)	Enrolling Global Phase 2b*	Enrolling Global Phase 2b*	Enrolling Global Phase 2b*	Enrolling Global Phase 2b*	Data

NeutroPhase® Commercial Launch Underway

 NeutroPhase® (NVC-101)	Advanced Wound Care	Pure HOCl Solution	Partnered in China, SE Asia and S. Korea ; Seeking WW Partners

** FDA has agreed that conjunctivitis Phase 2b trial could be considered pivotal*

Anticipated Upcoming Milestones*

Year	Date	Event
2013	H1	NeutroPhase Partnerships USA / ROW
	H2	**Data - Part 2 of Phase 2a Urology (UCBE)**
	H2	**Data - Phase 2b Impetigo Global study**
2014	H1	**Data - Phase 2b BAYnovation Global Study**
	H1	Sign Conjunctivitis Partner
	H1	Initiate Impetigo Phase 3 Global Studies
	H2	Commercialize Conjunctivitis Product in Brazil
	H2	Begin 2nd Conjunctivitis Phase 3 (BAYnovation II)

**Expected as of August 2013*

Financial Overview

Key Statistics

	Million
Market Cap *(9/16/13)*	**$64**
6/30/13 Cash and Equivalents *(Plus an additional ~$1M of Acc/Rec from Partners)*	**$11.4**
Debt	**$0**
Shares Outstanding *(only common outstanding)*	**37**

Auriclosene For Prevention of Urinary Catheter Blockage & Encrustation: Results From Clinical Study CL1001

Keith Bley, PhD

Senior Vice President of Product Development

NovaBay Pharmaceuticals

Auriclosene (NVC-422)


H3C CH3
SO3Na
Cl2N

- *N,N*-dichloro-2,2-dimethyltaurine is a stable analog of endogenous compounds produced by neutrophils to destroy bacteria
- Fast-acting, broad spectrum antimicrobial
- Three active INDs: conjunctivitis, skin infections, and urology
- > 1300 subjects exposed to auriclosene in clinical studies
- Excellent safety and tolerability profile in both clinical and preclinical studies

Clinical Studies With Auriclosene Irrigation Solution in Urology

- Phase 1
  - Safety study in 29 healthy volunteers (CL0703)
  - 100 mL of 0.01 to 0.1% auriclosene instilled into bladder for 15 minutes
  - Dosed once daily for up to 7 days
- Phase 2
  1. Effects on bacteriuria in 20 chronically catheterized subjects (CL0803)
     - Single and multiple instillations of 0.1 or 0.2% auriclosene for up to 7 days
  2. *Effects on urinary catheter patency (CL1001)*

CL1001 Synopsis

- **Objective:** Assess the ability of Auriclosene Irrigation Solution to prevent or reduce the blockage and encrustation of indwelling urinary catheters
- **Population**: Patients with indwelling transurethral or suprapubic urinary catheters who have a recent history of urinary catheter encrustation and/or blockage
- **Formulations and Dosing:**
  - Part 1 – 0.2% auriclosene in preliminary formulation; dosed for up to 2 weeks
  - Part 2 – 0.2% auriclosene in improved formulation; dosed for up to 2 weeks
  - Part 3 – Same as Part 2; dosed for up to 4 weeks
  - **Control**: Sterile normal saline (0.9% w/v)

CL1001 Design

- Double-blind, crossover design, multi-center study
- Subjects randomized to receive one study solution (0.2% auriclosene or saline) for the first treatment regimen and, after a washout period (7 to 21 days), crossed over to receive the other solution for the second treatment regimen
- Each subject received both treatment regimens – one each of study drug and saline control
  - Parts 1 & 2: Treatment regimen consisted of 7 treatments over 2-weeks (3 times/week)
  - Part 3: Treatment regimen consisted of 8 treatments over 4- weeks (2 times/week)
- A single treatment consisted of 2 sequential catheter irrigations; each irrigation was 25 mL of study solution retained in the catheter for 15 minutes and then drained

Can Catheter Irrigation Solution Prevent Blockage and Encrustation?

Irrigate catheter with 25 mL of Auriclosene Irrigation Solution or saline for 15 minutes, then repeat

Perform irrigation procedure twice per week



Key Inclusion Criteria

- Patient (age <u>></u> 18 years) requiring an indwelling transurethral or suprapubic catheter who has a history over the past year of two or more episodes of catheter blockage and/or encrustation
- Urine pH of ≥ 6.9 or a urine pH ≥ 6.5 <u>and</u> presence of at least one urease-producing bacteria
- Have not received any treatments for lowering urine pH (i.e. vitamins, medications or other) for at least 7 days prior to first study treatment

Key Exclusion Criteria

- Subject with T6 lesion or above and recent history of significant autonomic dysreflexia (requiring intervention or treatment) or found to have significant autonomic dysreflexia with a screening irrigation test procedure
- Significant bladder stone formation present prior to first treatment
- History of vesicoureteral reflux
- Systemic antibiotics within 7 days of first treatment
- Any current clinical urinary tract infection, or infection at another body site that requires treatment with systemic antibiotics

Subject Demographics

		Part 1 N = 20	Part 2 N = 28	Part 3 N = 19	Total N = 67
Age (years)	Mean	46.0	46.2	48.0	46.6
	Range	23-75	21-76	22-81	21-81
Gender	Male	17 (85%)	19 (68%)	14 (74%)	50 (75%)
Diagnosis	Spinal cord injury	20 (100%)	26 (93%)	17 (89%)	63 (94%)
Catheter type	Transurethral	15 (75%)	13 (46%)	6 (32%)	34 (51%)
	Suprapubic	5 (25%)	15 (54%)	13 (68%)	33 (49%)

Measurement of Catheter Encrustation

- After removal, catheter shipped on ice to central laboratory
- Catheters sectioned at EH, CS1, CS2, and others as needed
- All sections were imaged using StereoZoom
  - Luminal area highlighted red (encrusted) or blue (not encrusted) in Photoshop
  - Analyzed on UN-SCAN-IT to determine percent encrustation


EH
CS1
Middle
CS2
Bottom

Example of Encrustation Measurement





Calculated percentage area of encrustation = 31.4%

- Maximal encrustation at any point used as primary measurement, as best reflects loss of catheter patency
- Calculated with UN-SCAN-IT

Results From Clinical Study CL1001

Difference in Encrustation Per Subject in Part 1 (Preliminary formulation; 3X per week for 2 weeks)

Benefit

Saline Auriclosene



N = 14
Subject
101
102
103
104
105
106
107
110
111
113
115
117
118
119
-100
-75
-50
-25
0
25
50
75
100
Saline - NVC 422

Percentage encrustation saline minus % encrustation auriclosene

Effects of Auriclosene Irrigation Solution on Catheter Encrustation in Part 2 (3X per week for 2 weeks)

Benefit

Saline Auriclosene



N = 20
Subject
124
125
126
127
128
129
131
133
134
135
136
137
141
143
144
147
148
149
150
151
-100
-75
-50
-25
0
25
50
75
100
Saline - NVC422

Percentage encrustation saline minus % encrustation auriclosene

Auriclosene Irrigation Solution Decreased Catheter Encrustation in Part 3 (2X per week for 4 weeks)


Benefit
Saline
Auriclosene
N = 14
Wilcoxon signed-rank test
p<0.001
Subject
301
302
303
304
305
306
309
311
312
313
314
315
318
319
-100
-75
-50
-25
0
25
50
75
100
Saline - NVC-422

Percentage encrustation saline minus % encrustation auriclosene

Auriclosene Irrigation Solution Reduces Maximum Percent Area of Encrustation

N = 14

	Auriclosene	Saline
Mean percentage encrustation	21.7	76.9
95% CI	(2.1, 41.2)	(54.9, 98.8)

NovaBay PHARMA

Auriclosene Reduces Catheter Blockages & Complete Encrustation

N = 14

	Auriclosene	*Saline*	P-Value
Percent of catheters removed for clinical blockage	14.3%	64.3%	0.016*
Percent of removed catheters that have 100% encrustation	0.0%	64.3%	0.003*

* Using McNemar exact test; N = 14

Safety & Adverse Events

- There were no SAEs
- More bladder AEs were observed following treatment with auriclosene than with saline
- All treatment-related AEs (including any symptoms of irrigation-induced autonomic dysreflexia with saline or auriclosene) were mild or moderate in severity, transient, and abated when the irrigant was drained
- Overall tolerability was good; only 1 subject dropped from the study due to bladder symptoms (during the saline arm)

Bacteria Give Rise to Crystalline Biofilm


Urease
Urea
Struvite crystals
Hydroxyapatite crystals
Crystalline biofilm
Catheter encrustation
Sediment
Bladder stones

Auriclosene Kills Bacteria and Reduces Crystalline Biofilm Accumulation


Urease
Urea
O
C
H_2N
NH_2
Auriclosene
Struvite crystals
Hydroxyapatite crystals
Crystalline biofilm
Catheter encrustation
Sediment
Bladder stones

Summary and Conclusions

- Auriclosene Irrigation Solution used twice per week significantly reduces encrustation and blockage in indwelling urinary catheters
- No significant safety or tolerability issues have been identified
- Future pivotal clinical studies will seek to provide additional evidence of safety and efficacy in this indication in order to allow registration in the US and EU

Auriclosene For Prevention of Urinary Catheter Encrustation: Results From Clinical Study CL1001

Keith Bley, PhD

Senior Vice President of Product Development

NovaBay Pharmaceuticals